UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2023 (the “Initial Form 8-K”) by First Foundation Inc. (the “Company”) concerning the decision of Eide Bailly LLP (“Eide Bailly”) to exit the financial institution portion of its SEC audit practice and therefore not stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously reported in the Initial Form 8-K, the Company continued to engage Eide Bailly for the audit of the Company’s financial statements for the year ending December 31, 2023, and for the review of the Company’s interim financial statements for the quarter ending March 31, 2024. On May 9, 2024, Eide Bailly completed its review of the Company’s interim financial statements for the quarter ending March 31, 2024, and the Company’s engagement of Eide Bailly as its independent registered public accounting firm terminated as of that date.

Eide Bailly’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2023 and 2022, and in the subsequent interim period through May 9, 2024, the effective date of Eide Bailly’s dismissal, (i) there were no disagreements with Eide Bailly (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to Eide Bailly’s satisfaction, would have caused Eide Bailly to make reference thereto in its reports; and (ii) there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided Eide Bailly with a copy of the foregoing disclosures and requested that Eide Bailly provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Eide Bailly’s letter dated May 9, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Eide Bailly LLP, dated May 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: May 9, 2024	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer